Exhibit 99.1


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    The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
        A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

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               Preliminary Structural and Collateral Term Sheet
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
                                         $437,000,000 (approximate) of Senior Certificates
[COMPANY LOGO] JP Morgan
                                                 J.P. Morgan Mortgage Trust 2004-A5

                                       Mortgage Pass-Through Certificates, Series 2004-A5
                                                                                                                         9/8/04

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                         Features of the Transaction
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- Offering consists of approximately [437mm] of Senior Certificates. expected to be rated AAA by 2 of the 3; S&P, Moody's, Fitch.

- The Amount of Senior Certificates is approximate and may vary
- Multiple groups of Mortgage Loans will collateralize the transaction
- There are approximately [5] groups of Senior Certificates, which may vary.
- The Credit Support for each group of Senior Certificates is
Cross-Collateralized, with respect to losses.



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                                   Key Terms
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Issuer:                                                J.P.Morgan Mortgage Trust

Underwriter:                                         J.P.Morgan Securities, Inc.

Depositor:                                          J.P. Morgan Acceptance Corp.

Master Servicer:                                                             TBD

Trustee:                                                           Wachovia Bank

Type of Issuance:                                                         Public

Servicer Advancing:                              Yes, Subject to Recoverability.

Compensating Interest:                                         Paid, But Capped.

Clean-Up Call / Optional Termination:   [5%] clean-up call (aggregate portfolio)

Legal Investment:                        The Senior Certificates are Expected to
                                                be SMEEA Eligible at Settlement.

ERISA Eligible:                       The Senior Certificates are Expected to be
                                       ERISA eligible subject to limitations set forth in the final prospectus supplement.

Tax Treatment:                                                             REMIC

Structure:                           Senior/Subordinate w/ Shifting Interest and
                                      Subordinate Certificate Prepayment Lockout

Expected AAA Subordination:                                       3.50% +/- .50%

Rating Agencies:                            At least 2 of 3; Moody's, S&P, Fitch

Registration:                                          Senior Certificates - DTC


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                          Time Table (approximate)
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Expected Settlement                                                     10/30/04
Cut-Off Date                                                             10/1/04
First Distribution Date                                                 11/25/04
Distribution Date                                      25th or Next Business Day


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                                        Preliminary Mortgage Pool (s) Data (approximate)
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                                             Pool 1              Pool 2              Pool 3           Pool 4              Pool 5
Collateral Type                            7 Yr Hybrid        5 Yr Hybrid         10 Yr Hybrid     7 Yr Hybrid             1 Yr
                                              ARMS                ARMS                ARMS             ARMS                ARMS
Outstanding Principal Balance              72,336,876         134,155,080          85,522,421      139,770,216          20,000,000

Number of Mortgage Loans                       150                452                 179              253                  55
Average Principal Balance                    482,246            296,803             477,779          552,451             363,636
Weighted Average Annual
  Mortgage Rate                               5.49%              5.10%               5.72%            5.40%               3.55%
Weighted Average Maturity                      358                357                 357              359                 356
Weighted Average Seasoning                      2                  3                   3                1                   4
Weighted Average Months to Roll                82                  57                 117               83                  8
ARM Index                                 1 Year Libor        1 Year Libor         6 Mo Libor       1 Yr Libor          1 Yr Libor
                                                               6 Mo Libor          1 Yr Libor       6 Mo Libor
Weighted Average Gross Margin                 2.25%               2.16%            2.09%               2.20%              2.25%
Weighted Average Net Margin                   2.00%              1.86%               1.75%            1.76%               2.00%
Weighted Average First Cap                    5.0%                5.0%                5.0%             5.0%                2.0%
Weighted Average Lifetime Cap                 5.0%                5.0%                5.0%             5.0%                6.0%
Weighted Average Loan-to-Value                 73%                77%                 67%              71%                 71%
Weighted Average FICO Score                    733                725                 737              740                 732
Geographic Distribution                     VA : 22%           Cal : 21%            NY : 20%        Cal : 49%           Cal : 24%
                                            Cal : 16%           Va : 8%            Cal : 15%         NY : 10%            TX : 13%
Percent Owner Occupied                         96%                96%                 90%              90%                 98%
Percent Single Family / PUD                    87%                87%                 89%              89%                 90%
Interest Only                                  0%                 35%                 78%              71%                  0%
Primary Mortgage Pool
  Originator/Servicer                         Chase              Chase              Cendant        Countrywide            Chase
Other Mortgage Pool Originator/Servicer       Chase             Cendant         Chase / Nat City     Cendant              Chase





JPMSI ARM Trading Desk                                          Greg Boester   212.834.2499
                                                                Tom Scudese    212.834.2499




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

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named in the attached materials. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all
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decisions regarding any securities or financial instruments mentioned herein.
The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange
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from time to time without notice, and JPMorgan is under no obligation to keep
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the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplemen t relating to the securities. You should consult your own counsel,
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addressee's legal, tax, financial and/or accounting advisors for the purposes
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analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer. Numerous assumptions were used in preparing
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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER
OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.



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